DISCONTINUED OPERATIONS (Schedule of disposal groups including discontinued operations consolidated balance sheets) (Details) - Discontinued Operations, Held-for-sale or Disposed of by Sale [Member] - USD ($)
	Mar. 31, 2024	Jan. 31, 2024
Carrying amounts of the major classes of assets included in discontinued operations:
Prepaid expenses and deposits	$ 25,179	$ 31,430
Property and equipment	1,139,517	1,139,517
Total assets classified as held for sale	1,164,696	1,170,947
Carrying amounts of the major classes of liabilities included in discontinued operations:
Long-term debt	392,320	396,943
Total liabilities classified as held for sale	$ 392,320	$ 396,943